Exhibit 99.1

Willis Appoints Michael Neborak Group Chief Financial Officer

Financial Services Industry Veteran Joins Global Insurance Broker from MSCI

NEW YORK--(BUSINESS WIRE)--June 23, 2010--Willis Group Holdings (NYSE: WSH), the global insurance broker, today announced the appointment of Michael K. Neborak as Executive Vice President and Group Chief Financial Officer. Mr. Neborak, who will join the company on July 6, 2010, will report to Joe Plumeri, Chairman and CEO, and will serve as a member of Willis’ Executive Committee. He will be based in New York, and will also work out of the Group’s Executive Offices in London.

In his new role, Mr. Neborak will be responsible for all of Willis’ global finance functions, including corporate accounting and reporting, financial planning and analysis, tax, treasury and investor relations.

“Mike is an outstanding CFO with broad experience in the financial services sector,” said Mr. Plumeri. “He brings great skill and deep background to our senior management team and joins Willis at an important moment in our company’s history. With Mike helping to lead the charge, we will continue to build on our successes and work to accelerate our growth, while we maintain our expense discipline and further strengthen our balance sheet.”

“I’m thrilled to be joining Willis, one of the great names in insurance and one of the best-run firms in the industry,” said Mr. Neborak. “Willis has built a global platform for serving its clients and has the capabilities and expertise to capitalize on the opportunities ahead as economic and market conditions improve. I look forward to being a part of the Willis success story and to joining the team that’s driving its future growth.”

Mr. Neborak joins Willis from MSCI Inc., a leading provider of investment decision-support tools for institutional investors, where he was CFO and part of the senior management team that took the company public in November 2007. Prior to joining MSCI, Mr. Neborak worked for Citigroup and its predecessors from 1982 to 2006, most recently as divisional CFO for the Global Operations and Technology Group and the Alternative Investments Group. From 1982 to 2000, Mr. Neborak held senior positions in the investment banking group at Salomon Smith Barney, focusing on insurance and the broader financial services sector. He began his career as an accountant with Arthur Andersen & Co.

Mr. Neborak holds a Bachelor of Arts degree in economics from Lafayette College, Easton, Pa., and an M.B.A. from the Stern School of Business at New York University.

About Willis

Willis Group Holdings is a leading global insurance broker. Through its subsidiaries, Willis develops and delivers professional insurance, reinsurance, risk management, financial and human resource consulting and actuarial services to corporations, public entities and institutions around the world. Willis has more than 400 offices in nearly 120 countries, with a global team of approximately 17,000 employees serving clients in virtually every part of the world. Additional information on Willis may be found at www.willis.com.

Forward-Looking Statements

We have included in this document ‘‘forward-looking statements’’ within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward-looking statements include information about possible or assumed future results of our operations. All statements, other than statements of historical facts that address activities, events or developments that we expect or anticipate may occur in the future, including such things as our outlook, future capital expenditures, growth in commissions and fees, business strategies, competitive strengths, goals, the benefits of new initiatives, growth of our business and operations, plans and references to future successes, are forward-looking statements. Also, when we use the words such as ‘‘anticipate’’, ‘‘believe’’, ‘‘estimate’’, ‘‘expect’’, ‘‘intend’’, ‘‘plan’’, ‘‘probably’’, or similar expressions, we are making forward-looking statements.

There are important uncertainties, events and factors that could cause our actual results or performance to differ materially from those in the forward-looking statements contained in this document, including the following: the impact of any regional, national or global political, economic, business, competitive, market and regulatory conditions on our global business operations; the impact of current financial market conditions on our results of operations and financial condition, including as a result of any insolvencies of or other difficulties experienced by our clients, insurance companies or financial institutions; our ability to continue to manage our significant indebtedness; our ability to compete effectively in our industry; our ability to implement and realize anticipated benefits of the Shaping Our Future, Right Sizing Willis, Funding for Growth initiatives or any other new initiatives; material changes in commercial property and casualty markets generally or the availability of insurance products or changes in premiums resulting from a catastrophic event, such as a hurricane, or otherwise; the volatility or declines in other insurance markets and premiums on which our commissions are based, but which we do not control; our ability to retain key employees and clients and attract new business; the timing or ability to carry out share repurchases or take other steps to manage our capital and the limitations in our long-term debt agreements that may restrict our ability to take these actions; any fluctuations in exchange and interest rates that could affect expenses and revenue; rating agency actions that could inhibit ability to borrow funds or the pricing thereof; a significant decline in the value of investments that fund our pension plans or changes in our pension plan funding obligations; our ability to achieve the expected strategic benefits of transactions; any potential impact from the new US healthcare reform legislation; the potential costs and difficulties in complying with a wide variety of foreign laws and regulations and any related changes, given the global scope of our operations; changes in the tax or accounting treatment of our operations; our involvements in and the results of any regulatory investigations, legal proceedings and other contingencies; underwriting and advisory risks we assume in connection with our non-core capital markets and advisory operations; our exposure to potential liabilities arising from errors and omissions and other potential claims against us; and the interruption or loss of our information processing systems or failure to maintain secure information systems.

The foregoing list of factors is not exhaustive and new factors may emerge from time to time that could also affect actual performance and results. For more information see the section entitled ‘‘Risk Factors’’ included in Willis’ Form 10-K for the year ended December 31, 2009 and our subsequent filings with the Securities and Exchange Commission. Copies are available online at http://www.sec.gov or on request from the Company as set forth in Part I, Item 1 “Business-Available Information” in Willis’ Form 10-K.

Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included in this document, our inclusion of this information is not a representation or guarantee by us that our objectives and plans will be achieved. Our forward-looking statements speak only as of the date made and we will not update these forward-looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this document may not occur, and we caution you against unduly relying on these forward-looking statements.

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CONTACT:
Willis Group Holdings
Media:
Will Thoretz, +1 212-915-8251
will.thoretz@willis.com
or
Investors:
Kerry K. Calaiaro, +1 212-915-8084
kerry.calaiaro@willis.com